Third Quarter 2022 Financial Results Encore Capital Group, Inc. November 2, 2022 Exhibit 99.1

Encore Capital Group, Inc. 2 Legal Disclaimers The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results (including portfolio purchase volumes), supply, run rates and impacts of inflation. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Encore Capital Group, Inc. 3 Q3 2022 Highlights o Disciplined execution of our strategy has led to our strong current position o Q3 performance reflected impacts of an evolving macroeconomic environment • Lower collections resulting from reduced global portfolio purchasing in 2020 and 2021 and the normalization of U.S. consumer behavior • European results impacted by currency changes as British pound weakened 6% in relation to U.S. dollar during Q3 and 15% over last 12 months o Entering growth portion of supply cycle, particularly in the U.S. • Global portfolio purchases were $233M, up 38% compared to Q3 2021 • MCM portfolio purchasing increasing in the U.S. – and back to pre-pandemic levels

Encore Capital Group, Inc. 4 Our Business and Our Strategy o Purchase NPL portfolios at attractive cash returns o Focus on the consumer and ensure the highest level of compliance o Meet or exceed collection expectations o Maintain efficient cost structure o Minimize cost of funding o Market Focus o Competitive Advantage o Balance Sheet Strength Our Business Our Strategy

Encore Capital Group, Inc. 5 Credit card lending continues to grow; now above pre-pandemic levels in the U.S. while the UK recovery continues 0 20 40 60 80 100 Dec 19 Jan 20 Feb 20 Mar 20 Apr 20 May 20 Jun 20 Jul 20 Aug 20 Sep 20 Oct 20 Nov 20 Dec 20 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 Jan 22 Feb 22 Mar 22 Apr 22 May 22 Jun 22 Jul 22 Aug 22 Dec 2019 (pre-COVID baseline) U.S. revolving credit U.K. credit cards Outstanding Credit Card Balances Indexed to Pre-COVID Levels 1) Source: U.S. Federal Reserve 2) Source: Bank of England 85% 75% 89% 106% 1 2

Encore Capital Group, Inc. 6 With U.S. market supply rising, our deployments are growing and approaching pre-pandemic levels Purchases by Geographic Location (in $M) 170 136 102 94 116 177 77 29 64 75 57 56 2019 Quarterly Average 2020 Quarterly Average 2021 Quarterly Average Q1 2022 Q2 2022 Q3 2022 United States Europe Other o Market supply in the U.S. is growing, driven by • lending now above pre-pandemic levels • charge-off rates steadily rising o Market supply in the UK and Europe is recovering more slowly o Recent Cabot portfolio purchases are understated due to F/X o Reported ERC declined by 7% to $7.3B, but grew 2% to $8.0B in constant currency 250 165 166 170 173 233

Encore Capital Group, Inc. 7 Market Focus: MCM portfolio purchases were $177M in Q3, similar to pre-pandemic levels MCM Collections (in $M) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 371 407 o MCM collections of $325M in Q3 declined 20% compared to Q3 2021, primarily due to lower portfolio purchasing in 2020 and 2021 and normalizing consumer behavior o Market supply in the U.S. is growing o Portfolio purchases were $177M in the U.S. compared to $102M in Q3 2021, an increase of 73% MCM (U.S.) Business 325 362 355 2019 average quarterly MCM collections 329

Encore Capital Group, Inc. 8 Market Focus: Cabot’s reported performance in Q3 was impacted by the weakening of the British pound and Euro o Cabot collections of $132M in Q3 declined 15% compared to Q3 2021 as reported, but were equal to the year ago period in constant currency terms o We continue to closely monitor the macroeconomic environment in the UK for a potential weakening of the consumer o Continuing labor market tightness in the UK affected agent staffing levels and, consequently, mildly impacted collections o Cabot’s portfolio purchases in Q3 as reported were $56M ($66M in constant currency) compared to $66M in Q3 2021 o Markets in the UK and Europe remain competitive Cabot (Europe) Business Cabot Collections As Reported and in Constant Currency1 (in $M) Q3 2021 Q3 2022 As Reported Q3 2022 Constant Currency 155155 132 1) Constant Currency figure is calculated by employing Q3 2021 foreign currency exchange rates to recalculate Q3 2022 result. See slide 29 for further details

Encore Capital Group, Inc. 0 200 400 600 800 1,000 1,200 1,400 1,600 2019 2020 2021 LTM Q3 2022 Adjusted EBITDA Collections applied to principal balance 9 Competitive Advantage: Continued significant cash generation Adjusted EBITDA + Collections Applied to Principal Balance (in $M) 1 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 2) Cash generation defined as Adjusted EBITDA + collections applied to principal balance.

Encore Capital Group, Inc. 10 Competitive Advantage: We continue to deliver strong returns 10.8% 12.5% 15.2% 15.1% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2019 2020 2021 LTM Q3 2022 Pre-Tax Return on Invested Capital1 ROIC takes into account both the performance of our collections operation and our ability to price risk appropriately when investing our capital 1) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital).

Encore Capital Group, Inc. Target Leverage Ratio Range 11 Balance Sheet Strength: Leverage remains at the low end of our target range 4.3x 3.4x 2.7x 2.0x 2.5x 2.3x2.8x 2.7x 2.4x 1.8x 1.9x 2.1x 0 1 2 3 4 5 6 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Debt/Equity Leverage Ratio Leverage 1) Leverage Ratio defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 1

Encore Capital Group, Inc. 12 Detailed Financial Discussion

Encore Capital Group, Inc. 13 Q3 2022 Key Financial Measures 3 Months 9 Months (YTD) Q3 2022 vs. Q3 2021 Q1-Q3 2022 vs. Q1-Q3 2021 Collections $458M -19% $1.48B -17% Revenues $308M -25% $1.16B -7% Portfolio Purchases $233M +38% $575M +20% Operating Expenses $227M -8% $700M -6% GAAP Net Income1 $31M -62% $268M -3% GAAP EPS $1.22 -54% $10.06 +15% ERC2 $7.31B -7% LTM Pre-Tax ROIC3 15.1% -10bps Leverage Ratio4 2.1x +0.3x 1) Attributable to Encore 2) 180-month Estimated Remaining Collections 3) See appendix for calculation of LTM Pre-Tax ROIC (Return on Invested Capital) 4) Leverage Ratio defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance)

Encore Capital Group, Inc. 14 Collections in Q3 of $458M impacted by prior lower purchases, normalizing consumer behavior in the U.S. and currency effects Note: Year-to-date global collections through Q3 2022 were 105%, U.S. collections were 114% and Europe collections were 89% (96% in constant currency) of the Dec 31, 2021 portfolio ERC forecast for the period, respectively, for portfolios purchased prior to Dec 31, 2021. Collections by Geographic Location (in $M) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 United States Europe Other 498 458 567 522 519 o Collections on a comparative basis impacted by lower portfolio purchases in recent quarters as well as normalizing consumer behavior in the U.S. o Q3 collections in Europe were significantly impacted by foreign currency exchange rates

Encore Capital Group, Inc. 15 Our funding structure is well diversified Debt Maturity Profile at September 30, 2022 (in $M) 343 335 686 173 100 597 391 39 10 212 29 443 1,323 - 686 0 200000000 400000000 600000000 800000000 1E+09 1.2E+09 1.4E+09 2022 2023 2024 2025 2026 2027 2028 As of September 30, 2022, available capacity under Encore’s global senior facility was $535M, not including non-client cash and cash equivalents of $129M Bonds 51% Revolving Credit Facility 22% Private Placement Notes 3% Convertible Notes 10% Securitisation Facility 14%

Encore Capital Group, Inc. 16 Our Financial Priorities o Preserve financial flexibility o Target leverage1 between 2.0x and 3.0x o Maintain a strong BB debt rating o Portfolio purchases at attractive returns o Strategic M&A o Share Repurchases Deliver strong ROIC through the credit cycle Balance Sheet Objectives Capital Allocation Priorities 1) Leverage defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance), which we also refer to as our Leverage Ratio.

Encore Capital Group, Inc. 17 Well-positioned to capitalize on opportunities ahead o U.S. consumer payment behavior is normalizing (compared to unusually high payment rates during the pandemic) while U.K. consumers remain stable o Entering growth portion of the industry supply cycle • U.S. lending now above pre-pandemic levels while U.K. recovery slower • U.S. charge off rates steadily rising from pandemic lows while U.K. normalizing more slowly Evolving Macroeconomic Environment Encore in Strong Position o Best-in-class balance sheet with low leverage, global financing and ample liquidity o Strong cash generation o Highest returns in the industry

Encore Capital Group, Inc. 18 Appendix

Encore Capital Group, Inc. 19 Key Financial Measures by Year 2019 2020 2021 Collections $2.03B $2.11B $2.31B Revenues $1.40B $1.50B $1.61B Portfolio Purchases $1.00B $0.66B $0.66B ERC1 $7.83B $8.53B $7.75B GAAP Net Income2 $168M $212M $351M GAAP EPS $5.33 $6.68 $11.26 Pre-Tax ROIC3 10.8% 12.5% 15.2% GAAP ROAE4 18.2% 18.9% 29.2% Leverage Ratio5 2.7x 2.4x 1.9x 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) 4) GAAP ROAE (Return on Average Equity) defined as GAAP net income ÷ average stockholders’ equity 5) Leverage ratio defined as Net Debt ÷ (Adjusted EBITDA + collections applied to principal balance).

Encore Capital Group, Inc. 20 Key Financial Measures by Quarter 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) 4) LTM GAAP ROAE (Return on Average Equity) defined as LTM GAAP net income ÷ average stockholders’ equity 5) Leverage ratio defined as Net debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance). Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Collections $567M $522M $519M $498M $458M Revenues $413M $357M $500M $357M $308M Portfolio Purchases $168M $183M $170M $173M $233M ERC1 $7.88B $7.75B $7.80B $7.56B $7.31B GAAP Net Income2 $84M $76M $176M $60M $31M GAAP EPS $2.66 $2.53 $6.40 $2.29 $1.22 LTM Pre-tax ROIC3 15.2% 15.2% 17.6% 16.8% 15.1% LTM GAAP ROAE4 24.7% 29.2% 34.2% 30.6% 26.5% Leverage Ratio5 1.8x 1.9x 1.9x 2.0x 2.1x

Encore Capital Group, Inc. 21 Debt/Equity and Leverage Ratios 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Debt / Equity1 2.5x 2.2x 2.0x 2.5x 2.4x 2.3x 2.3x Leverage Ratio2 2.1x 1.9x 1.8x 1.9x 1.9x 2.0x 2.1x 1) GAAP Borrowings ÷ Total Encore Capital Group, Inc. stockholders’ equity 2) Leverage Ratio defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Debt / Equity1 5.9x 5.7x 4.6x 4.3x 4.1x 3.9x 3.7x 3.4x 3.8x 3.2x 2.9x 2.7x Leverage Ratio2 3.2x 3.0x 2.9x 2.8x 2.8x 2.7x 2.7x 2.7x 2.6x 2.4x 2.4x 2.4x

Encore Capital Group, Inc. 22 Non-GAAP Financial Measures This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included Pre-Tax ROIC as management uses this measure to monitor and evaluate operating performance relative to our invested capital and because the Company believes it is a useful measure for investors to evaluate effective use of capital. The Company has included Net Debt and Leverage Ratio as management uses these measures to monitor and evaluate its ability to incur and service debt. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Income from Operations (used in Pre-Tax ROIC), Net Debt, Leverage Ratio and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share and income from operations as indicators of the Company’s operating performance or liquidity. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Reconciliation of Adjusted EBITDA to GAAP Net Income

(Unaudited, in $ thousands)	2019	2020	2021
GAAP net income, as reported	**$ 168,909**	**$ 212,524**	**$ 351,201**
Interest expense	217,771	209,356	169,647
Loss on extinguishment of debt	8,989	40,951	9,300
Interest income	(3,693)	(2,397)	(1,738)
Provision for income taxes	32,333	70,374	85,340
Depreciation and amortization	41,029	42,780	50,079
CFPB settlement fees[1]	---	15,009	---
Stock-based compensation expense	12,557	16,560	18,330
Acquisition, integration and restructuring related expenses[2]	7,049	4,962	20,559
Loss on sale of Baycorp[3]	12,489	---	---
Goodwill impairment[3]	10,718	---	---
Net gain on fair value adjustments to contingent considerations[4]	(2,300)	---	---
Adjusted EBITDA	**$ 505,851**	**$ 610,119**	**$ 702,718**
Collections applied to principal balance[5]	$ 765,748	$ 740,350	$ 843,087

1) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) The sale of Baycorp resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the year ended December 31, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
5) For periods prior to January 1, 2020, amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less (b) debt purchasing revenue, plus (c) proceeds applied to basis from sales of REO assets and related activities. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial.

Encore Capital Group, Inc.

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Reconciliation of Adjusted EBITDA to GAAP Net Income

(Unaudited, in $ thousands)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
GAAP net income (loss), as reported	**$ 37,212**	**$ 94,765**	**$ 96,787**	**$ 83,566**	**$ 76,083**	**$ 175,749**	**$ 60,439**	**$ 31,494**
Interest expense	51,393	46,526	44,159	40,874	38,088	34,633	37,054	39,308
Loss on extinguishment of debt	25,963	-	9,300	-	-	-	-	-
Interest income	(444)	(474)	(426)	(270)	(568)	(437)	(588)	(749)
Provision for income taxes	10,499	26,968	24,607	24,703	9,061	55,024	23,250	10,920
Depreciation and amortization	11,344	11,512	12,046	14,136	12,385	11,829	11,646	11,659
Stock-based compensation expense	3,371	3,405	5,651	3,847	5,427	3,921	5,119	3,191
Acquisition, integration and restructuring related expenses[1]	22	-	-	17,950	2,609	679	487	13
Adjusted EBITDA	**$ 139,360**	**$ 182,702**	**$ 192,124**	**$ 184,806**	**$ 143,085**	**$ 281,398**	**$ 137,407**	**$ 95,836**
Collections applied to principal balance[2]	$ 192,448	$ 229,510	$ 224,074	$ 188,181	$ 201,322	$ 53,567	$ 170,112	$ 179,163

1) Amount represents acquisition, integration and restructuring related expenses, including the loss recognized on the sale of our investment in Colombia and Peru of $17.4 million during the three months ended September 30, 2021. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

2) Amount represents (a) gross collections from receivable portfolios, less (b) debt purchasing revenue, plus (c) proceeds applied to basis from sales of REO assets and related activities. A reconciliation of "collections applied to investment in receivable portfolios, net" to "collections applied to principal balance" is available in the Form 10-Q for the period ending September 30, 2022.

Encore Capital Group, Inc.

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Calculation of ROIC
Reconciliation of Adjusted Income from Operations

(Unaudited, in $ thousands, except percentages)	2019	2020	2021
Numerator			
GAAP Income from operations	**$ 446,345**	**$ 533,562**	**$ 633,272**
Adjustments:[1]			
CFPB settlement fees[2]	---	15,009	---
Acquisition, integration and restructuring related expenses[3]	7,049	154	5,681
Amortization of certain acquired intangible assets[4]	7,017	7,010	7,417
Goodwill impairment[5]	10,718	---	---
Net gain on fair value adjustments to contingent considerations[6]	(2,300)	---	---
Adjusted income from operations	$ 468,829	$ 555,735	$ 646,370
Denominator			
Average net debt	$ 3,429,624	$ 3,311,835	$ 3,049,979
Average equity	922,547	1,122,741	1,202,669
Total invested capital	$ 4,352,171	$ 4,434,576	$ 4,252,648
Pre-tax ROIC	**10.8%**	**12.5%**	**15.2%**

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.
5) The sale of Baycorp resulted in a goodwill impairment charge during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

Encore Capital Group, Inc.

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Calculation of ROIC
Reconciliation of Adjusted Income from Operations

	Last Twelve Months Ended				
(Unaudited, in $ thousands, except percentages)	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022
Numerator					
GAAP Income from operations	**$ 633,462**	**$ 633,272**	**$ 729,971**	**$ 674,633**	**$ 588,503**
Adjustments:[1]					
Acquisition, integration and restructuring related expenses[2]	2,670	5,681	6,360	6,847	4,212
Amortization of certain acquired intangible assets[3]	7,409	7,417	7,349	7,110	6,717
Adjusted income from operations	$ 643,541	$ 646,370	$ 743,680	$ 688,590	$ 599,432
Denominator					
Average net debt	$ 2,967,800	$ 3,049,979	$ 2,956,452	$ 2,798,699	$ 2,666,562
Average equity	1,263,038	1,202,669	1,262,580	1,292,975	1,295,874
Total average invested capital	$ 4,230,838	$ 4,252,648	$ 4,219,032	$ 4,091,674	$ 3,962,436
LTM Pre-tax ROIC	**15.2%**	**15.2%**	**17.6%**	**16.8%**	**15.1%**

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.

Encore Capital Group, Inc.

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Reconciliation of Adjusted Income from Operations

(Unaudited, in $ thousands)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Numerator								
GAAP Income from operations	**$ 124,213**	**$ 168,314**	**$ 174,287**	**$ 166,647**	**$ 124,023**	**$ 265,014**	**$ 118,948**	**$ 80,517**
Adjustments:[1]								
Acquisition, integration and restructuring related expenses[2]	22	---	---	2,648	3,033	679	487	13
Amortization of certain acquired intangible assets[3]	1,803	1,865	1,885	1,856	1,811	1,797	1,646	1,463
Adjusted income from operations	$ 126,038	$ 170,179	$ 176,172	$ 171,151	$ 128,867	$ 267,490	$ 121,081	$ 81,992
LTM Adjusted income from operations	$ 555,735	$ 676,883	$ 631,603	$ 643,541	$ 646,370	$ 743,680	$ 688,590	$ 599,432

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.

Encore Capital Group, Inc.

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Encore Capital Group, Inc. 28 Reconciliation of Net Debt 2018 2019 2020 (Unaudited, in $ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 $ 3,593 $ 3,530 $ 3,429 $ 3,513 $ 3,404 $ 3,354 $3,252 $ 3,282 Debt issuance costs and debt discounts 77 70 89 85 79 73 75 73 69 63 107 92 Cash & cash equivalents (217) (182) (205) (157) (167) (169) (187) (192) (188) (294) (170) (189) Client cash1 26 23 26 22 25 24 22 25 19 21 20 20 Net Debt $ 3,493 $ 3,442 $ 3,472 $ 3,440 $ 3,530 $ 3,459 $ 3,340 $ 3,419 $ 3,304 $ 3,144 $ 3,209 $ 3,205 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients. 2021 2022 (Unaudited, in $ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 GAAP Borrowings, as reported $ 3,152 $ 2,999 $2,796 $2,997 $ 2,934 $ 2,793 $ 2,690 Debt issuance costs and debt discounts 68 64 60 58 55 50 45 Cash & cash equivalents (185) (199) (158) (190) (160) (154) (147) Client cash1 23 24 28 29 26 19 18 Net Debt $ 3,058 $ 2,889 $ 2,727 $ 2,895 $ 2,855 $ 2,708 $ 2,607

Encore Capital Group, Inc. 29 Key Metrics at Constant Currency Exchange Rates Note: Constant Currency figures are calculated by employing Q3 2021 foreign currency exchange rates to recalculate Q3 2022 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. Three Months Ended September 30, 2022 (Unaudited, in $ millions, except per share amounts) As Reported Constant Currency Collections $458 $481 Revenues $308 $324 ERC1 $7,312 $8,007 Operating Expenses $227 $240 GAAP Net Income2 $31 $34 GAAP EPS2 $1.22 $1.32 Borrowings1 $2,690 $3,047 1) At September 30, 2022 2) Attributable to Encore

Cash Efficiency Margin


LTM Cash Efficiency Margin and LTM Cash Receipts (in $M)
2,449
2,428
2,335
2,212
2,096
58.9%
59.6%
58.6%
57.0%
55.5%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
LTM Cash Receipts
LTM Cash Efficiency Margin

- Cash Efficiency Margin is a comprehensive measure of expense efficiency
- Calculation includes all Encore operating expenses
- $\frac{\text{Cash receipts} - \text{Opex}}{\text{Cash receipts}}$
- We use LTM to match our long-term view of the business

Note: Last Twelve Months ("LTM") Cash Efficiency Margin defined as (LTM Cash receipts – LTM Operating expenses) ÷ LTM Cash receipts, where Cash receipts = Collections + Servicing revenue

Encore Capital Group, Inc.
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Encore Capital Group, Inc. 31 Calculation of Cash Efficiency Margin Note: Last Twelve Months (“LTM”) Cash Efficiency Margin defined as (LTM Cash receipts – LTM Operating expenses) ÷ LTM Cash receipts, where Cash receipts = Collections + Servicing revenue (Unaudited, in $ thousands) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Quarterly collections $ 536,606 $ 606,461 $ 612,427 $ 566,690 $ 521,781 $ 519,414 $ 497,711 $ 458,256 Quarterly servicing revenue $ 32,701 $32,516 $ 32,064 $ 29,321 $ 26,877 $ 26,146 $ 23,788 $ 21,992 Quarterly operating expenses $258,397 $248,523 $ 253,449 $ 245,977 $ 233,279 $ 234,668 $ 237,969 $ 227,235 Last Twelve Months Ended (Unaudited, in $ thousands, except percentages) Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sep 30, 2022 Collections $ 2,322,184 $ 2,307,358 $ 2,220,311 $ 2,105,596 $ 1,997,162 Servicing revenue $ 126,602 $ 120,778 $ 114,408 $ 106,132 $ 98,803 Cash receipts (A) $ 2,448,786 $ 2,428,136 $ 2,334,719 $ 2,211,727 $ 2,095,965 Operating expenses (B) $ 1,006,345 $ 981,228 $ 967,373 $ 951,893 $ 933,151 LTM Cash Efficiency Margin (A-B)/A 58.9% 59.6% 58.6% 57.0% 55.5%

Encore Capital Group, Inc. 32 Cash Collections and Revenue Reconciliation 458 463 297 5 -166 0 50 100 150 200 250 300 350 400 450 500 Cash Collections Recoveries Below Forecast (Under Performance) Expected Cash Collections Portfolio Amortization Revenue from Receivable Portfolios Q3 2022 Collections and Revenue Reconciliation (in $M) $458M Cash Collections from debt purchasing business in Q3 2022 $5M Recoveries Below Forecast, actual cash collections amount below Expected Cash Collections in Q3 2022 $463M Expected Cash Collections, equal to the sum of Q2 2022 ERC plus expected collections from portfolios purchased in Q3 2022 $166M Portfolio Amortization $297M Revenue from Receivable Portfolios (further detailed on the next slide) A A C CB D E B D E Note: For simplicity, amounts reported above do not include the immaterial impacts of put-backs and recalls, which were ~$1.6m for the three months ended September 30, 2022.

Encore Capital Group, Inc. 33 Components of Debt Purchasing Revenue 297 284 -5 -8 0 50 100 150 200 250 300 Revenue from Receivable Portfolios Recoveries Below Forecast (Under Performance) Changes in Expected Future Recoveries Debt Purchasing Revenue Q3 2022 Debt Purchasing Revenue (in $M) 1. Revenue from Receivable Portfolios is revenue from expected collections and is a formulaic calculation based on the investment in receivable balance and an effective interest rate (EIR) that is established at the time of the purchase of each portfolio. 2. Changes in Recoveries is the sum of B + G 3. Recoveries Above/Below Forecast is the amount collected compared to forecast for the period and represents over/under performance for the period. 4. Changes in Expected Future Recoveries1 is the present value of changes to future ERC, which generally consists of: o Collections “pulled forward from” or “pushed out to” future periods (amounts either collected early or expected to be collected later); and o Magnitude and timing changes to estimates of expected future collections (which can be increases or decreases) 5. Debt Purchasing Revenue is the sum of E + F -13 Changes in Recoveries E B G H E B G H 1) References within our reporting to Collections Applied to Principal primarily reflects the aggregate of Changes in Future Period Recoveries plus Portfolio Amortization F F Debt Purchasing Revenue in the Financial Statements